Income Taxes	6 Months Ended
Jun. 30, 2026
Income Taxes
Income Taxes

18. Income Taxes

The current income tax liability amounts to € nil at June 30, 2026 (December 31, 2025: € nil). No significant temporary differences exist between accounting and tax results. Realization of deferred tax assets is dependent on future earnings, if any, the timing and amount of which are uncertain. Accordingly, the Company has not yet recognized any deferred tax asset related to operating losses.

From January 1, 2022, tax losses in the Netherlands may be carried forward indefinitely. However, the offset of losses will be limited in a given year against the first € 1 million of taxable profit. For taxable profit in excess of this amount, losses may only be offset up to 50% of this excess. In addition, unused non-deductible interest expenses may be carried forward indefinitely. However, the offset will be limited in a given year against the higher of 20% of adjusted taxable profit or € 1.0 million of interest income.